SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549

                                          FORM 8-K

                                      CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report(Date of earliest event reported): January 1, 1997


                                Regency Health Services, Inc.
                   (Exact name of Registrant as specified in its charter)


 (State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification No.)

          Delaware                                               33-0210226


                               Regency Health Services, Inc.
                                     2742 Dow Avenue
                                 Tustin, California  92780
                                       714-544-4443

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Item 2.  Acquisition or Disposition of Assets

         Effective January 1, 1997, Regency Health Services, Inc., (the "Company"), acquired four acute rehabilitation hospitals, eleven outpatient rehabilitation clinics and six neurological treatment centers from Horizon/CMS Healthcare Corporation ("CMS") pursuant to Purchase and Sale Agreements dated November 19, 1996, between the Company and CMS. Two of the acute rehabilitation hospitals have joint venture partners.

The purchase price for the acquisitions totaled $43,000,000, made up of a cash payment of $36,300,000 and notes payable issued by Regency for working capital totalling $6,700,000, of which, $3,100,000 is considered short term. The notes bear interest at Prime plus 1/2%. The purchase price was based on the fair market value of the assets and liabilities acquired and was funded by borrowings against the Company's Amended and Restated Credit Agreement with Nationsbanc Capital Markets, Inc., dated as of December 20, 1996.

The assets acquired were previously used in acute healthcare operations and the Company will continue to use them for this purpose.

Item 7.  Financial Statements and Exhibits

The following exhibits are filed as exhibits to this current report on Form 8-K, and none have been incorporated by reference to any other registration statement, report or other document.

Exhibit
Number                                   Description
2.01 Purchase and Sale Agreement - Fresno, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and Continental Medical Systems, Inc.
2.02 Purchase and Sale Agreement - Kentfield, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and Kentfield Hospital Corporation.
2.03 Stock Purchase and Sale Agreement - Rehabworks of California, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and CMS Therapies, Inc.
2.04 Purchase and Sale Agreement - San Bernardino, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and Continental Medical Systems, Inc.
2.05 Purchase and Sale Agreement - San Bernardino Real Estate, dated as of November 19, 1996, between Regency Rehab Properties, Inc., a wholly-owned subsidiary of the Registrant and Rehab Concepts Corp.
2.06 Purchase and Sale Agreement - San Diego, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned
            subsidiary   of  the   Registrant   and  San  Diego  Rehab   Limited
            Partnership.
2.07 Purchase and Sale Agreement - San Diego Real Estate, dated as of November 19, 1996, between Regency Rehab Properties, Inc., a wholly-owned subsidiary of the Registrant and San Diego Health Associates Limited Partnership.
2.08 Purchase and Sale Agreement - Western Neurologic Residential Centers, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and Western Neurologic Residential Centers.
2.09 First Amendment to Purchase and Sale Agreement - Western Neurologic Residential Centers, dated as of November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and Western Neurologic Residential Centers.
2.10 Regional Office Agreement, dated November 19, 1996, between Regency Rehab Hospitals, Inc., a wholly-owned subsidiary of the Registrant and Continental Medical Systems, Inc.
2.11 Amended and Restated Credit Agreement dated as of December 20, 1996 among Regency Health Services, Inc., as borrower, the Lenders listed, Nationsbanc Capital Markets, Inc., as arranger, and Nationsbank of Texas, N.A., as agent.
2.12 Amendment and Confirmation of Collateral Account Agreement, Company Pledge Agreement and Company Security Agreement.
2.13 Amendment and Confirmation of Subsidiary Guaranty, Subsidiary Pledge Agreement and Subsidiary Security Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          Regency Health Services, Inc.

February 15, 1996              By:_/s/ RICHARD K. MATROS________ ____________
                       Richard K. Matros, President and Chief Executive Officer



February 15, 1996              By:_/s/ BRUCE D. BROUSSARD___________________
                       Bruce D. Broussard, Executive Vice President and Chief Financial Officer